SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): April 23 2008


                          TURBODYNE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

         Nevada                      000-21391                   95-4699061
(State of Incorporation)     (Commission File Number)         (I.R.S. Employer
                                                             Identification No.)

                             36 EAST BARNETT STREET
                            VENTURA, CALIFORNIA 93001
                    (Address of principal executive offices)

                                  805-201-3133
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTOR OR PRINCIPAL OFFICERS; ELECTION OF
            DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.


 (b) As of April 23 2008 Mr. Albert Case resigned as a director of the Company and as the Company's Chief Operating Officer for personal reasons. He indicated that he would continue to provide consulting services as needed on a part time basis under a new arrangement to be negotiated.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           TURBODYNE TECHNOLOGIES, INC.
                           BY /S/ John Adams
                             ----------------------------------
                             John Adams
                             CHIEF EXECUTIVE OFFICER